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                                                                   EXHIBIT 10.15

                             UNIVERSAL CORPORATION
                             NON-EMPLOYEE DIRECTOR
                     NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT dated as of ___________________________, between UNIVERSAL CORPORATION, a Virginia corporation (the "Company"), and ___________________ (the "Optionee"), is made pursuant and subject to the provisions of the Company's Amended and Restated 1994 Stock Option Plan for Non-Employee Directors (the "Plan"). All terms used herein that are defined in the Plan have the same meanings given them in the Plan.

     1.  Grant of Option.  Pursuant to the terms of the Plan, the Company, on
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_________________________, granted to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of One Thousand (1,000) shares of Common Stock of the Company at the option price of $______ per share. Such option is to be exercisable as hereinafter provided.

     2.  Terms and Conditions. This option is subject to the following terms and
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conditions:
         (a)  Expiration Date.  The Expiration Date of this option is ___(ten
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              years)____________.

         (b)  Exercise of Option.  This option shall be exercisable with
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              respect to the total number of shares covered by this option after the expiration of six (6) months from the granting of the option. Once this option has become exercisable with respect to the total number of shares in accordance with the preceding sentence, it shall continue to be exercisable until the termination of the Optionee's rights hereunder pursuant to paragraph 3, 4 or 5 or,
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              otherwise, until the Expiration Date. A partial exercise of this option shall not affect the Optionee's right to exercise subsequently this option with respect to the remaining shares that are exercisable, subject to the six month vesting period set forth in the first sentence of this subparagraph (b) and the conditions of the Plan and this Agreement.

         (c)  Method of Exercising and Payment for Shares.  This option may be
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              exercised only by written notice delivered to the attention of the
              Company's Secretary at the Company's principal office in Richmond, Virginia. The written notice shall specify the number of shares being acquired pursuant to the exercise of the option when such option is being exercised in part in accordance with subparagraph 2(b) hereof. The exercise date shall be the date upon which such notice is received by the Company. Such notice shall be accompanied by payment of the option price in full for each share in cash in United States Dollars, or by the surrender of shares of Common Stock, or by cash equivalent acceptable to the Company or any combination thereof having an aggregate fair market value equal to the total option price for all the shares being purchased.

         (d)  Cashless Exercise.  To the extent permitted under the applicable
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              laws and regulations, at the request of the Optionee, the Company will cooperate in a "cashless exercise" in accordance with Section
              7.03 of the Plan.

         (e)  Limited Transferability. The Optionee shall have the right to
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              transfer this option, in whole or in part, to (i) the spouse, children or grandchildren of

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              the Optionee ("Immediately Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediately Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (y) there may be no consideration for any such transfer and (z) subsequent transfers of this option once transferred shall be prohibited except transfers made by will or the laws of descent and distribution, subject to the terms hereof. Following transfer, this option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Section 2, the term Optionee shall be deemed to refer to the transferee. The events of resignation from or cessation of Board service of this Agreement shall continue to be applied with respect to the original Optionee to whom this option was granted, following which the option shall be exercisable by the transferee only to the extent, and for the period specified in this Section 2 (e).

     3.   Exercise in the Event of Death. Subject to the six month
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exercisability requirement set forth in Section 2(b) hereof, this option shall remain exercisable with respect to any shares yet unexercised in the event that Optionee dies prior to exercising this option in full and prior to the Expiration Date of this option. In that event, this option may be exercised by Optionee's estate, or the person or persons to whom his rights under this option shall pass by will or by the laws of descent and distribution. Optionee's estate or such persons must exercise this option with respect to

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the remaining shares subject to the option, if at all, within two years of the date of Optionee's death or during the remainder of the period preceding the Expiration Date, whichever is shorter.

     4.   Exercise in the Event of Permanent and Total Disability. Subject to
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the six month exercisability requirement set forth in Section 2(b) hereof, this option shall remain exercisable with respect to any shares yet unexercised if the Optionee becomes permanently and totally disabled (within the meaning of Section 105(d)(4) of the Code) while serving on the Board prior to exercising this option in full and prior to the Expiration Date of this option. In such event, Optionee must exercise this option with respect to the remaining shares subject to this option, if at all, within two years of the date on which he ceases serving on the Board due to permanent and total disability or during the remainder of the period preceding the Expiration Date, whichever is shorter.

     5.   Exercise After Resignation, Non-Election or Other Approved
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Circumstance. Subject to the six month exercisability requirement set forth in
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Section 2(b) hereof, in the event that Optionee resigns from or is not re-
elected or does not stand for re-election to the Board or in any other circumstance approved by the Board in its sole discretion, this option shall remain exercisable with respect to any shares yet unexercised, but must be exercised by Optionee, if at all, within two years following the date of his resignation or cessation of service on the Board, or within the period prescribed by the Board in an approved circumstance, or during the remainder of the period preceding the Expiration Date, whichever is shorter.

     6.   Fractional Shares.  Fractional shares shall not be issuable hereunder,
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and when any provision hereof may entitle the Optionee to a fractional share such fraction shall be disregarded.

     7.   Investment Representation. Optionee agrees that, unless such shares
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previously have been registered under the Securities Act of 1933 (a) any shares purchased by him hereunder will be

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purchased for investment and not with a view to distribution or resale and (b)
until such registration, certificates representing such shares may bear an appropriate legend to assure compliance with such Act. This investment representation shall terminate when such shares have been registered under the Securities Act of 1933.

     8.   Change in Capital Structure.  Subject to any required action by the
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shareholders of the Company, the number of shares of Common Stock covered by this option, and the price per share thereof, shall be proportionately adjusted and its terms shall be adjusted as the Committee shall determine to be equitably required for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from any stock dividend (but only on the Common Stock), stock split, subdivision, combination, reclassification, recapitalization or general issuance to holders of Common Stock of rights to purchase Common Stock at substantially below its then fair market value or any change in the number of such shares outstanding effected without receipt of cash or property or labor or services by the Company for any spin-off, spin-out, split-up, split-off or other distribution of assets to shareholders.

     In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

     The grant of the option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

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     9.   Governing Law.  This Agreement shall be governed by and construed and
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enforced in accordance with the laws of the Commonwealth of Virginia, except to the extent that federal law shall be deemed to apply.

     10.  Conflicts.  In the event of any conflict between the provisions of the
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Plan as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

     11.  Optionee Bound by Plan.  The Optionee hereby acknowledges receipt of a
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copy of the Plan and agrees to be bound by all the terms and provisions thereof.

     12.  Binding Effect.  Subject to the limitations stated above and in the
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Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of the Optionee and the successors of the Company.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer, and the Optionee has affixed his or her signature hereto.

UNIVERSAL CORPORATION                             OPTIONEE



By: __________________________                    _____________________________

                                                  [Name]

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